Scudder
Financial Services
Fund


Semiannual Report
February 28, 1998


Pure No-Load(TM) Funds



A pure no-load(TM) (no sales charges) mutual fund seeking long-term growth of capital by investing primarily in common stocks and other equity securities of companies in the financial services industry.



SCUDDER                             (logo)

                         Scudder Financial Services Fund

--------------------------------------------------------------------------------
Date of Inception:  11/3/97  Total Net Assets as of       Ticker Symbol:  SCFSX
                             2/28/98: $27.4 million
--------------------------------------------------------------------------------

o For the abbreviated semiannual period beginning with the Fund's inception on November 3, 1997, and ending February 28, 1998, Scudder Financial Services Fund provided a strong total return of 14.23%.

o Financial services stocks corrected briefly in January 1998, but rebounded impressively in February.

o Although the financial services sector has outperformed the stock market over the past three years and future performance is uncertain, we believe that ongoing industry consolidations, further deregulation, and major investments in new technology make this sector attractive over the long term.



                                Table of Contents

   3  Letter from the Fund's President    10  Financial Statements
   4  Portfolio Summary                   13  Financial Highlights
   5  Portfolio Management Discussion     14  Notes to Financial Statements
   7  Glossary of Investment Terms        17  Investment Products and Services
   8  Investment Portfolio                18  Scudder Solutions


                         2 - Scudder Financial Services

                        Letter from the Fund's President
Dear Shareholders,

     We welcome you as investors in Scudder Financial Services Fund, and are pleased to present the first shareholder report of the Fund, covering the abbreviated semiannual period from November 3, 1997 through February 28, 1998. Going forward, you can expect to receive regular reports including the annual report, which will follow the August 31, 1998 conclusion of the Fund's first fiscal year.

     The Fund is off to a fine start and in just under four months has grown to over $27 million in net assets. As of February 28, the Fund's total return since its November 3, 1997 inception was a solid 14.23%.

     As outlined in the portfolio management discussion beginning on page 5, the Fund's managers have been busy constructing and diversifying the Fund's portfolio, choosing securities among a wide spectrum of financial services companies, including banks, insurance and finance companies, securities brokerage and asset management firms, and government sponsored enterprises. Beyond its objective of pursuing long-term growth, the Fund also seeks to identify and capitalize on changes within the financial services industry by selecting companies that possess a strong competitive advantage.

     For those of you interested in new Scudder offerings, on April 6 we introduced Scudder Real Estate Investment Fund, which seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry. The Fund offers a convenient and professionally managed way to take advantage of the long-term growth and income opportunities offered by the real estate industry. Please see pages 17 through 19 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     Thank you for your interest and investment in Scudder Financial Services Fund. Please do not hesitate to contact Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Financial Services Fund


                         3 - Scudder Financial Services

PORTFOLIO SUMMARY as of February 28, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    95%
Cash Equivalents                    5%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

At the close of its abbreviated
semiannual period beginning with
its November 3, 1997 inception,
the Fund held a modest cash
position.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Banks                              44%
Insurance                          40%
Other Financial Companies          11%
Consumer Finance                    5%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's sector weightings
reflect valuations as well as
fundamenal prospects for each
sector.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(35% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  BankAmerica Corp.
2.  Federal National Mortgage Association
3.  Norwest Corp.
4.  American International Group, Inc.
5.  Travelers Group, Inc.
6.  NationsBank Corp.
7.  Fremont General Corp.
8.  Conseco, Inc.
9.  Allstate Corp.
10. BANC ONE CORP.

BankAmerica, the Fund's
largest holding, maintains one
of the premier retail banking
franchises in the United States;
we believe the company
possesses a great deal of
incremental earnings leverage
as it takes advantage of some
visible profit opportunities in
its consumer business.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         4 - Scudder Financial Services

                         Portfolio Management Discussion

In the following interview, Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor discuss Scudder Financial Services Fund's strategy and the market environment over the period since the Fund began operations on November 3, 1997.

Q: How has Scudder Financial Services Fund performed in its first months?

A: The Fund's total return for the period since it started operations on November 3 was 14.23% as of February 28, 1998. The total return of the Fund's benchmark, the S&P Financial Index, was 13.14% over the same period.

Q: How do you view the Fund's performance?

A: Overall, we're quite pleased, considering that there were occasional air pockets in the financial industry's performance over the period, as concerns related to Asian economic difficulties and temporary increases in interest rates caused stock market volatility. Also, since financial services was one of the top performing sectors over the past three years and staged a rally at year-end 1997, investors in this industry were seemingly taking some profits in January 1998. We saw a resurgence in the sector in February as interest rates came back down. The impact of movements in interest rates is a risk that investors must be aware of when investing in any fund that focuses on financial companies.

Q: Can you describe your investment approach and your process in beginning to select stocks for the portfolio?

A: Our investment approach is research based and "bottom up." We try to identify positive changes in company fundamentals and to find companies that have a competitive advantage. We're looking for companies that have the value drivers -- including attractive price-to-earnings ratios and price-to-book ratios, improving earnings trends, a favorable franchise and business mix -- that can enable them to outperform. We're particularly interested in companies that have undergone important changes that haven't yet been recognized by the marketplace. On the flip side, stocks that have reached our price target or whose relative value has diminished significantly are candidates for sale, as are companies that are not tracking well against our fundamental expectations.

We also incorporate a strong measure of risk control that includes broad diversification within the sector and a maximum size of 5% at the time of purchase for any one holding as a percentage of the Fund's assets.

We have a very wide spectrum of financial players to choose from. We began to construct the portfolio by looking at individual sectors. Our largest initial industry weightings in the Fund, reflecting both valuation and fundamental prospects, were approximately 44% of the portfolio in banks and approximately 40% in insurance. We were also positioned in the thrift, consumer finance, commercial finance, and other financial services subsectors, while investing just under 10% of the Fund in international holdings.

Q: Can you talk about specific companies and groupings that you've liked?

A: With respect to specific investments, we`ve analyzed several individual subsectors of the financial services industry. These include commercial banks, insurance companies, thrifts, commercial finance, consumer finance, securities


                       5 - Scudder Financial Services Fund
brokerage and asset management, and government-sponsored mortgage enterprises.

We can start with banks, since they're the largest weighting in the portfolio. Among our largest holdings are BankAmerica Corp. and Norwest Corp. We're very impressed with the quality and discipline of the BankAmerica team in managing the company's franchise to create value for shareholders. The company is very focused on improving financial results and we believe there is a tremendous amount of incremental earnings leverage as the company takes advantage of some visible profit opportunities in its consumer business; BankAmerica maintains one of the premier retail banking franchises in the country. Norwest has been a consistent and strong fundamental performer over a long period of time. We're attracted to the highly conservative nature of this disciplined management team, the broad product mix the company maintains and the sales orientation prevalent throughout the organization that should continue to drive strong revenue growth at the company, differentiating it from many of its banking industry peers.

Q: How about in the insurance sector?

A: One insurance company that has distinguished itself is American International Group. AIG is truly an international insurance player, and there are several things that make this company different from the average insurance company. AIG is AAA-rated, its balance sheet is superb, and company management has shown tremendous discipline in its underwriting business, which provides steady profitability. Another standout characteristic is that AIG has offices in a large number of important countries; in most cases, they've been in a particular country for several decades. AIG has been in China since 1920. As a result, they have local talent on the ground to run their operations successfully. This is an insurer for all seasons. For AIG, it doesn't matter that property/casualty pricing is declining. They have offsets, and the company is a very consistent earner.

On the life insurance side, there is Hartford Life, a significant player in the variable and fixed annuity and life insurance businesses. They are highly profitable; they produce their variable life product at about the lowest acquisition cost we know of, and they do it through advances in technology.

Q: What is your outlook for the financial services sector?

A: We anticipate reasonable growth in bank earnings this year, though a slight decline in bank profitability ratios over the coming year may be in the offing because of slowing revenue growth and narrower interest rate spreads. On the insurance side, pricing, particularly in the property casualty area, is unfavorable. But we see opportunities on the life insurance side. And as long as the stock market avoids a sharp sell-off, we think annuity companies will continue to be very attractive.

Overall, the financial services industry has enjoyed three years of outperformance of the S&P 500, and the coming year may be a more challenging one. But what continues to make investing in this group very attractive are the significant changes -- including industry consolidations, further deregulation and advances in technology -- that we believe lie ahead. We will seek to capitalize on those changes as we pursue long-term growth of capital for the Fund's investors.

                       6 - Scudder Financial Services Fund

                          Glossary of Investment Terms


BOTTOM-UP APPROACH                A "bottom-up" approach to investing involves
                                  searching for stocks with attractive value and/or good performance before considering the impact of economic trends. Companies may be identified from research reports, personal knowledge of the company's products and services, and other methods. This approach assumes that individual companies can perform well, even in an industry that is not performing well.

DIVERSIFICATION                   The spreading of risk by putting assets in
                                  several categories of assets -- in the case of a sector fund, in several subsectors of a particular industry.

INTEREST RATE SPREAD              The difference in yield between bonds of the
                                  same maturity but different quality.

MARKET CAPITALIZATION             The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).

NET ASSET VALUE (NAV)             The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

SECTOR A particular group of stocks, usually found in one industry.

TOTAL RETURN                      The most common yardstick to measure the
                                  performance of a mutual fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      7 - Scudder Financial Services Fund

            Investment Portfolio as of February 28, 1998 (Unaudited)

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cash 4.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/27/98 at
  5.55%, to be repurchased at $1,317,609 on 3/2/98, collateralized by a                                             ----------
  $1,210,000 U.S. Treasury Bond, 7.875%, 11/15/07 (Cost $1,317,000) .....................      1,317,000             1,317,000
                                                                                                                    ----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.2%
------------------------------------------------------------------------------------------------------------------------------
Banks 42.3%
BANC ONE CORP. ..........................................................................         14,230               803,995
BankAmerica Corp. .......................................................................         14,500             1,123,750
BankBoston Corp. ........................................................................          4,100               408,719
CCB Financial Corp. .....................................................................          2,100               228,113
Chase Manhattan Corp. ...................................................................          6,400               794,000
Citicorp ................................................................................          4,000               530,000
CoreStates Financial Corp. ..............................................................          3,400               287,088
First American Corp. (Tennessee) ........................................................          5,100               244,163
First Chicago NBD Corp. .................................................................          4,900               402,719
First Security Corp. ....................................................................         10,150               235,353
First Union Corp. .......................................................................         15,100               795,581
Imperial Bancorp ........................................................................          6,900               227,700
KeyCorp .................................................................................          4,900               343,306
Mellon Bank Corp. .......................................................................          6,700               417,494
National City Corp. .....................................................................          5,600               365,400
NationsBank Corp. .......................................................................         13,900               952,150
Northern Trust Corp. ....................................................................          6,900               524,831
Norwest Corp. ...........................................................................         26,800             1,097,125
Silicon Valley Bancshares ...............................................................          4,000               228,000
US Bancorp ..............................................................................          4,600               529,288
Union Planters Corp. ....................................................................          2,800               173,075
Wells Fargo & Co. .......................................................................          2,100               676,200
Zions Bancorp ...........................................................................          7,900               339,700
                                                                                                                    ----------
                                                                                                                    11,727,750
                                                                                                                    ----------
Insurance 38.1%
AMBAC Inc. ..............................................................................         10,100               537,825
Aegon NV (ADR) ..........................................................................          3,200               360,000
Allstate Corp. ..........................................................................          8,700               811,275

    The accompanying notes are an integral part of the financial statements.


                       8 - Scudder Financial Services Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
American International Group, Inc. ......................................................          9,000             1,081,688
Chubb Corp. .............................................................................          3,300               263,381
Conseco, Inc. ...........................................................................         17,300               812,019
ESG Re Ltd ..............................................................................         15,400               408,100
EXEL Ltd. (ADR) .........................................................................          5,800               383,888
Fremont General Corp. ...................................................................         14,900               874,444
General Re Corp. ........................................................................          1,600               340,800
Hartford Life, Inc. "A" .................................................................         15,900               684,694
MBIA, Inc. ..............................................................................          7,500               548,906
Mid Ocean, Ltd. .........................................................................          3,900               239,119
Nationwide Financial Services, Inc. "A" .................................................         16,300               717,200
PMI Group, Inc. .........................................................................          5,600               407,400
Safeco Corp. ............................................................................          5,300               277,919
Stirling Cooke Brown Holdings Limited ...................................................         10,500               259,875
Travelers Group, Inc. ...................................................................         17,950             1,000,713
Travelers Property & Casualty Insurance Co. "A" .........................................         13,100               537,100
                                                                                                                    ----------
                                                                                                                    10,546,346
                                                                                                                    ----------
Consumer Finance 4.8%
American Express Company ................................................................          7,300               657,456
Associates First Capital Corp. ..........................................................          8,600               688,000
                                                                                                                    ----------
                                                                                                                     1,345,456
                                                                                                                    ----------
Other Financial Companies 10.0%
CIT Group, Inc. .........................................................................          7,700               254,100
Charter One Financial, Inc. .............................................................          4,400               266,613
Federal National Mortgage Association ...................................................         17,200             1,097,571
First Data Corp. ........................................................................          8,500               289,000
Franklin Resources, Inc. ................................................................         10,100               515,100
SLM Holding Corp. .......................................................................          8,650               357,353
                                                                                                                    ----------
                                                                                                                     2,779,737
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $23,424,827)                                                                              26,399,289
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $24,741,827) (a)                                                         27,716,289
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $24,741,827. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $2,974,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,975,917 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,455.

    The accompanying notes are an integral part of the financial statements.


                       9 - Scudder Financial Services Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $24,741,827) ..................    $  27,716,289
                 Cash ..................................................................              993
                 Receivable for Fund shares sold .......................................          267,907
                 Dividends and interest receivable .....................................           26,907
                 Due from Adviser ......................................................           62,452
                 Deferred organization expenses ........................................           26,234
                                                                                            ----------------
                 Total assets ..........................................................       28,100,782
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................          528,481
                 Payable for Fund shares redeemed ......................................           60,370
                 Other payables and accrued expenses ...................................          145,071
                                                                                            ----------------
                 Total liabilities .....................................................          733,922
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  27,366,860
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ..........          (15,531)
                 Unrealized appreciation (depreciation) on investment securities .......        2,974,462
                 Accumulated net realized gain (loss) ..................................          (25,770)
                 Paid-in capital .......................................................       24,433,699
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  27,366,860
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($27,366,860 /
                    2,000,524 outstanding shares of beneficial interest, $.01 par           ----------------
                    value, unlimited number of shares authorized) ......................           $13.68
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Financial Services Fund

                             Statement of Operations
                  for the period November 3, 1997 (commencemnt
                 of operations) to February 28, 1998 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..............................................................   $     102,221
                 Interest ...............................................................          25,713
                                                                                            -----------------
                                                                                                  127,934
                                                                                            -----------------
                 Expenses:
                 Management fee .........................................................          51,796
                 Services to shareholders ...............................................          88,307
                 Custodian and accounting fees ..........................................          16,846
                 Trustees' fees and expenses ............................................          10,761
                 Auditing ...............................................................          10,058
                 Registration fees ......................................................          20,818
                 Reports to shareholders ................................................           8,854
                 Legal ..................................................................           4,138
                 Amortization of organization expense ...................................           1,766
                 Other ..................................................................           3,020
                                                                                            -----------------
                 Total expenses before reductions .......................................         216,364
                 Expense reductions .....................................................        (114,248)
                                                                                            -----------------
                 Expenses, net ..........................................................         102,116
                ---------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                      25,818
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..............................         (25,770)
                 Net unrealized appreciation (depreciation) during the period on
                 investments ............................................................       2,974,462
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     2,948,692
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   2,974,510
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Financial Services Fund

                       Statement of Changes in Net Assets

                                                                                           For the Period
                                                                                          November 3, 1997
                                                                                          (commencement of
                                                                                           operations) to
                                                                                         February 28, 1998
Increase (Decrease) in Net Assets                                                           (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................      $    25,818
                 Net realized gain (loss) from investment transactions .............          (25,770)
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period .................................        2,974,462
                                                                                       -----------------------
                 Net increase (decrease) in net assets resulting from operations ...        2,974,510
                                                                                       -----------------------
                 Distributions to shareholders:
                 From net investment income ........................................          (41,349)
                                                                                       -----------------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................       25,556,484
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..................................           40,371
                 Cost of shares redeemed ...........................................       (1,172,255)
                 Redemption fees ...................................................            7,899
                                                                                       -----------------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ...................................................       24,432,499
                                                                                       -----------------------
                 Increase (decrease) in net assets .................................       27,365,660
                 Net assets at beginning of period .................................            1,200
                 Net assets at end of period (including accumulated                    -----------------------
                    distributions in excess of net investment income of $15,531) ...      $27,366,860
                                                                                       -----------------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................              100
                                                                                       -----------------------
                 Shares sold .......................................................        2,088,993
                 Shares issued to shareholders in reinvestment of distributions ....            3,199
                 Shares redeemed ...................................................          (91,768)
                                                                                       -----------------------
                 Net increase (decrease) in Fund shares ............................        2,000,424
                                                                                       -----------------------
                 Shares outstanding at end of period ...............................        2,000,524
                                                                                       -----------------------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Financial Services Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                              For the Period
                                                                                             November 3, 1997
                                                                                              (commencement
                                                                                            of operations) to
                                                                                            February 28, 1998
                                                                                               (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                                                            -----------------
Net asset value, beginning of period .....................................................       $12.00
                                                                                            -----------------
Income from investment operations:
Net investment income ....................................................................          .02
Net realized and unrealized gain (loss) on investments ...................................         1.69
                                                                                            -----------------
Total from investment operations .........................................................         1.71
                                                                                            -----------------
Less distributions from net investment income ............................................         (.03)
Redemption fees ..........................................................................           --***
                                                                                            -----------------
Net asset value, end of period ...........................................................       $13.68
-------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .................................................................        14.23**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................................           27
Ratio of operating expenses, net, to average daily net assets (%) ........................         1.50*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ............................................................................         3.18*
Ratio of net investment income to average daily net assets (%) ...........................          .38*
Portfolio turnover rate (%) ..............................................................         29.1*
Average commission rate paid .............................................................       $.0409

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized
*** Amount is less than one half of $.01.


                      13 - Scudder Financial Services Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Financial Services Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions


                      14 - Scudder Financial Services Fund
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the period November 3, 1997 (commencement of operations) to February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $25,600,015 and $2,149,418, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, the Adviser has agreed not to impose all or a portion of the Fund's management fee until December 31, 1998 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the period November 3, 1997 (commencement of operations) to February 28, 1998, the Adviser did not impose any of its management fee, which amounted to $51,796.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period November 3, 1997 (commencement of operations) to February 28, 1998, SSC did not impose a portion of its fee amounting to $53,443, and the amount imposed aggregated $18,546.


                      15 - Scudder Financial Services Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period November 3, 1997 (commencement of operations) to February 28, 1998, SFAC did not impose a portion of its fee amounting to $9,009, and the amount imposed aggregated $3,491.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period November 3, 1997 (commencement of operations) to February 28, 1998 the Trustees' fees and expenses aggregated $10,761.


                      16 - Scudder Financial Services Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      17 - Scudder Financial Services Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      18 - Scudder Financial Services Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      19 - Scudder Financial Services Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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